                                                                 Exhibit 10.2
                                                                 ------------

                    GENERAL PLEDGE AND SECURITY AGREEMENT
                    -------------------------------------

                  THIS GENERAL PLEDGE AND SECURITY AGREEMENT (this "Agreement"), executed and delivered as of September 28, 2001, by the undersigned, ALLEGIANT BANCORP, INC., a Missouri corporation ("Borrower"), in favor U.S. BANK NATIONAL ASSOCIATION, formerly known as Firstar Bank, N.A., a national banking association ("Agent"), as agent for U.S. Bank National Association, The Northern Trust Company, and First Tennessee Bank National Association (collectively, "Lenders") and for any other entity which now or at anytime hereafter shall execute the Loan Agreement (hereinafter defined) as a "Lender", has reference to the following facts and circumstances:

                  WHEREFORE, now and from time to time hereafter, Agent and Lenders, at the request of Borrower, has made and/or will make loans, advances, extensions of credit and/or other financial accommodations to or for the benefit of Borrower pursuant to the "Loan Agreement" (hereinafter defined).

                  NOW, THEREFORE, in consideration of the "Loan" (as defined in the Loan Agreement) to be made by Agent and Lenders to or for the benefit of Borrower pursuant to the Loan Agreement and/or the Other Agreements, Borrower agrees with Agent as follows:


SECTION 1.  DEFINITIONS AND TERMS
---------------------------------

                  1.1 The following words, terms and/or phrases shall have the meanings set forth thereafter and such meanings shall be applicable to the singular and plural form thereof, giving effect to the numerical difference whenever the context so requires, and the use of "it" in reference to Borrower shall mean Borrower as identified at the beginning of this Agreement:

                           (A)      "And/or": one or the other or both, or any
                                    --------
one or more of all, of the things or "Persons" (hereinafter defined) in connection with which the conjunction is used.

                           (B)      "Borrower's  Liabilities":  any and all
                                    --------------------------
obligations and liabilities of Borrower to Agent and Lenders (including, without limitation, all debts, claims and indebtedness), whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under this Agreement, the Loan Agreement or the Other Agreements, by oral agreement or operation of law or otherwise.

                           (C)      "Borrower's Obligations": all terms,
                                    -------------------------
conditions, warranties, representations, agreements, undertakings, covenants and provisions to be performed, discharged, observed or complied with by Borrower pursuant to this Agreement, the Loan Agreement and/or any of the Other Agreements.

                           (D)      "Collateral": the definition ascribed to
                                    ------------
this term in Section 2.1 below.

                           (E)      "Event of Default": the definition ascribed
                                    -------------------
to this term in Section 4.1 below.

                           (F)      "Loan  Agreement": the Term Loan Agreement
                                    ------------------
dated as of September 28, 2001, by and between Agent, Lenders and Borrower and any and all amendments, modifications, extensions, renewals and/or restatements thereof (all capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings ascribed to them in the Loan Agreement).

                           (G)      "Other  Agreements": all agreements,
                                    --------------------
instruments and documents, including, without limitation, loan agreements, security agreements, guaranties, mortgages, deeds of trust, notes, applications and agreements for letters of credit, letters of credit, advices of credit, bankers acceptances, pledges, powers of attorney, consents, assignments, contracts, notices, leases, financing statements and all other written


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matter heretofore, now and/or from time to time hereafter executed by and/or on behalf of Borrower and delivered to Agent, or issued by Agent upon the application and/or other request of, and on behalf of, Borrower.

                           (H)      "Person": any individual, sole
                                    ---------
proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or government (whether national, Federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                           (I)      "Securities": the definition ascribed to
                                    -------------
this term in Section 2.1 below.

                           (J)      "Supplemental Documentation": the
                                    -----------------------------
definition ascribed to this term in Paragraph 2.2 below.

                  1.2 Except as otherwise defined in this Agreement, the Loan Agreement or the Other Agreements, all words, terms and/or phrases used herein and therein shall be defined by the applicable definition therefor (if any) in the Uniform Commercial Code as adopted by the State of Missouri.

SECTION 2.  COLLATERAL: GENERAL TERMS
-------------------------------------

                  2.1 To secure the prompt payment to Agent and Lenders of Borrower's Liabilities, and the prompt, full and faithful performance by Borrower of Borrower's Obligations, Borrower grants to Agent for the ratable benefit of Lenders a continuing first priority security interest in and to, and pledges and assigns to Agent, all of Borrower's now owned and existing and all after acquired and arising: (a) right, title, share and interest in, to and under those shares of stock, securities, and/or other investment property described in Exhibit A attached hereto and made a part hereof and
                      ---------
any and all other shares of stock, securities and/or other investment property of Allegiant Bank, a Missouri banking corporation, The Bank of St. Charles, a Missouri banking corporation, Bank of Ste. Genevieve, a Missouri banking corporation. South Side National Bank of St. Louis, a national banking association, and State Bank of Jefferson County, a Missouri banking corporation (collectively, "Subsidiary Banks"), now owned or hereafter acquired by Borrower, together with any and all distributions, whether in cash or in kind, upon or in connection therewith, whether such distributions or payments are dividends, are in partial or complete liquidation, or are the result of reclassification, readjustment or other changes in the capital structure of the Person issuing the same, or otherwise, and any and all subscriptions, warrants, options and other rights issued upon or in connection therewith (the "Securities"); (b) monies, reserves, deposits, certificates of deposit and deposit accounts and interest or dividends thereon, securities, investment property, cash, cash equivalents and other property now or at any time or times hereafter in the possession or under the control of Agent, Lenders or their bailee; (c) all accessions to any of the Collateral and all substitutions, renewals, improvements and replacements of and additions thereto; (d) all other property of Borrower, real and/or personal, in which Borrower heretofore, now and/or from time to time hereafter has granted or grants to Agent or Lenders a security interest, assignment, lien, claim or other encumbrance; and (e) all products and proceeds of the foregoing (whether in the form of cash, investment property, proceeds of insurance policies, instruments, documents, general intangibles, contract rights, accounts, chattel paper, inventory equipment, goods or otherwise). All of the foregoing is referred to herein individually and/or collectively as the "Collateral".

                  2.2 Borrower shall execute and/or deliver to Agent, at any time and from time to time hereafter at the request of Agent, all agreements, instruments, documents and other written matter (the "Supplemental Documentation") that Agent may from time to time reasonably request, in form and substance acceptable to Agent, to perfect and maintain perfected Agent's and Lenders' security interest, lien and/or encumbrance in and/or pledge and assignment of the Collateral and to consummate the transactions contemplated in or by this Agreement. Borrower hereby makes, constitutes and appoints Agent the true and lawful agent and attorney-in-fact of Borrower with full power of substitution to execute, endorse and deliver such agreements, documents, instruments and other written matter and to take such other action in the name and on behalf of Borrower as may be necessary or appropriate to carry out the intent of this Agreement, including, without

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

limitation, the grant of the security interest granted under this Agreement, and to perfect and protect the security interest granted to Agent and Lenders in respect of the Collateral and Agent's and Lenders' rights and remedies created under this Agreement, which power of attorney is irrevocable during the term of this Agreement.

                  2.3 Borrower represents and warrants to and covenants and agrees with Agent and Lenders that Agent's and Lenders' security interests in the Collateral is now and at all times hereafter shall be perfected and have a first priority.

                  2.4 Agent and Lenders, it their sole and absolute discretion, without waiving or releasing any of Borrower's Liabilities or Borrower's Obligations hereunder, or any Event of Default, may at any time or times hereafter, but shall be under no obligation to, pay, acquire and/or accept an assignment of any security interest, lien, encumbrance or claim asserted by any Person against any or all of the Collateral. All sums paid by Agent and/or Lenders in respect thereof and all costs, fees and expenses, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto incurred by Agent or Lenders or for which Agent or Lender becomes obligated on account thereof, shall be part of Borrower's Liabilities payable by Borrower to Agent and Lenders on demand.

SECTION 3.  COLLATERAL: SECURITIES
----------------------------------

                  3.1 Borrower represents and warrants to Agent that the Securities identified on Exhibit A attached hereto are being delivered to
                         ---------
Agent concurrently herewith accompanied by irrevocable stock powers or assignments relating thereto duly endorsed in blank by Borrower. Borrower, from time to time hereafter, shall endorse any additional Securities to Agent in a form acceptable to Agent in its sole and absolute discretion. Such securities shall be delivered to Agent accompanied by irrevocable stock powers relating thereto or assignments thereof duly executed by Borrower in a form acceptable to Agent and duly endorsed in blank by Borrower.

                  3.2 That portion of the securities consisting of distributions and payments upon or in connection therewith, whether such distributions or payments are dividends, are in partial or complete liquidation, or are the result of reclassification, readjustment or other changes in the capital structure of the Persons issuing the same or otherwise, shall be forthwith delivered by Borrower to Agent in the form in which that distribution or payment is received by Borrower, and thereupon Agent shall hold any such distribution or payment as additional Collateral to secure Borrower's Liabilities and Borrower's Obligations. Any shares of capital stock, securities or evidences of indebtedness so distributed to Borrower shall be delivered to Agent accompanied by irrevocable stock powers relating thereto or assignments thereof duly signed by Borrower in a form acceptable to Agent and duly endorsed in blank by Borrower. Notwithstanding the foregoing, so long as no Event of Default under this Agreement has occurred and is continuing or is created thereby, cash dividends on the securities to the extent permitted in Section 6.04 of the Loan Agreement may be paid directly to Borrower.

                  3.3 That portion of the securities consisting of subscriptions, warrants, options and/or any other rights issued upon or in connection therewith or any portion thereof, shall be forthwith delivered by Borrower to Agent, and thereupon Agent shall hold such subscriptions, warrants, options and other rights to secure Borrower's Liabilities and Borrower's Obligations; provided, however, that if Agent determines in its sole discretion that the value of any of such subscriptions, warrants, options or other rights shall terminate, expire or be materially reduced by holding the same as Collateral, Agent shall have the right, in its sole and absolute discretion, to sell or exercise the same, and if exercised, then the monies disbursed by Agent in connection therewith shall be deemed a loan by Agent to Borrower, and shall constitute part of Borrower's Liabilities, payable by Borrower to Agent on demand.

                  3.4 Upon the occurrence of an Event of Default under this Agreement, Agent may now or at any time or times hereafter, transfer any or all of the securities into the name of Agent, or into the name of Agent's nominee, without disclosing that such Securities so transferred are pledged or hypothecated, and without any indication on any new certificate or other document issued to evidence such Securities, that such stock is pledged, and the Persons issuing the same, or their transfer agents, shall not be bound to inquire in the event that Agent or said nominee makes any other transfer of the Securities, as to whether Agent or its nominee has the right to make such further transfer, and the Persons issuing the same, or their transfer agents, shall not be liable for transferring the same.

                  3.5 Until the occurrence of an Event of Default under this Agreement, Borrower shall have the right to vote the Securities or if any or all of the securities are registered in the name of Agent or Agent's nominee, with respect to such Securities so registered in the name of Agent or its nominee, Borrower shall have the right to direct Agent how to vote the securities; provided, however, that from and after the occurrence of an Event of Default under this Agreement, Agent shall have the right to vote the Securities.

                  3.6 Borrower represents and warrants to Agent and covenants and agrees with Agent as follows: (a) the securities are, and/or upon issuance thereof will be, validly issued, fully paid and non-assessable and Borrower has, and/or upon issuance thereof will have, good, indefeasible and marketable title thereto, free and clear of any and all liens, pledges, security interests, encumbrances, claims or demands of any kind, except those of Agent; (b) the Securities are, and/or upon issuance thereof will be, freely transferable without restriction under Federal and state securities laws; (c) the Securities identified on Exhibit A attached hereto and which are issued by the Subsidiary Banks constitute 100% of the issued and outstanding shares of the capital stock of Subsidiary Banks and no warrants, options, subscriptions and/or other agreements exist for the issuance by Subsidiary Banks of any additional shares of capital stock of Subsidiary Banks; and (d) Borrower agrees not to authorize, cause or permit Subsidiary Banks to issue any additional shares of capital stock of Subsidiary Banks or grant to any Person any warrant, option or other right to subscribe for any shares of the capital stock of Subsidiary Banks, except as allowed under the Loan Agreement.

SECTION 4. DEFAULT
------------------

                  4.1 The occurrence of any one of the following events shall constitute a default ("Event of Default") under this Agreement: (a) if Borrower fails or neglects to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in this Agreement which is required to be performed, kept or observed by Borrower; (b) occurrence of any "Event of Default" (as defined therein) under the Loan Agreement; or (c) occurrence of any default or event of default under any of the Other Agreements which is not cured within the time, if any, specified therefor in such Other Agreement.

                  4.2 All of Agent's and Lenders' rights and remedies under this Agreement are cumulative and non-exclusive.

                  4.3 Upon an Event of Default, without notice by Agent or Lenders to or demand by Agent or Lenders of Borrower, Borrower's Liabilities shall be due and payable and enforceable against Borrower, forthwith, at Agent's principal place of business.

                  4.4 Upon an Event of Default, Agent may, and if requested in writing by Required Lenders, Agent shall, in the sole and absolute discretion of Agent and Required Lenders, exercise any one or more of the following remedies: (a) if Borrower's Liabilities are not paid forthwith by Borrower to Agent at Agent's principal place of business, proceed to suit against Borrower; at Agent's election, one or more successive or concurrent suits may be brought hereunder by Agent against Borrower; (b) reduce to cash or the like any of Borrower's assets of any kind or nature in the possession, control or custody of Agent or Lenders, and, without notice to Borrower, apply the same in reduction or payment of Borrower's Liabilities;
(c) exercise any one or more of the rights and remedies accruing to a secured party under the Uniform Commercial Code of the relevant state or states and any other applicable law upon default by a debtor; and/or (d) sell or cause to be sold the Collateral or any part thereof and all of Borrower's right, title and interest therein at public auction or private sale as Agent deems advisable in accordance with the applicable laws of the United States or of any state.

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

                  4.5 Borrower agrees that in any sale of the Collateral, Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as Agent may be advised by counsel is necessary or advisable in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and/or restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of the Securities), or in order to obtain any required approval of the sale or of the purchaser by any governmental and/or regulatory authority or official, and Borrower further agrees that such compliance shall not result in such sale being considered commercially unreasonable, nor shall Agent be liable or accountable to Borrower for any discount allowed by reason of the fact that the Collateral was sold in compliance with any such limitation or restriction.

                  4.6 Any sale of the Collateral may be made for cash or credit at the election of Agent and the amounts of any such sale shall be credited to Borrower's Liabilities only when the proceeds thereof are actually received by Agent in immediately available or collected funds. Agent, or its nominee, may become the purchaser at any such sale. Agent may, if it deems it reasonable, postpone or adjourn any such sale of the collateral from time to time by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale.

                  4.7 Borrower recognizes that in the event Borrower fails to perform, observe or discharge any of Borrower's Liabilities or Borrower's Obligations hereunder, no remedy of law will provide adequate relief to Agent, and agrees that Agent shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                  4.8 Any notice required to be given by Agent of a sale, lease or other intended action by Agent, deposited in the United States mail, postage prepaid and duly addressed to Borrower at the address specified below not less than five (5) business days prior to such proposed action, shall constitute commercially reasonable and fair notice to Borrower thereof.

                  4.9 Borrower agrees that Agent has no obligation to preserve rights against prior parties to the Collateral. Further, Borrower waives and releases any cause of action and/or claim against Agent as a result of Agent's possession, collection or sale of the Collateral, any liability or penalty for failure of Agent to comply with any requirement imposed on Agent relating to notice of sale, holding of sale or reporting of sale of the Collateral, and, to the extent permitted by law, any right of redemption from such sale.

SECTION 5.  GENERAL
-------------------

                  5.1 If at any time or times hereafter Agent: (a) employs counsel for advice or other representation (i) with respect to the Collateral, this Agreement or the administration thereof, (ii) to represent Agent or any Lender in any litigation, contest, dispute, suit or proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by Agent, Lenders, Borrower or any other Person) in any way or respect relating to the Collateral, this Agreement or Borrower and/or (iii) to enforce any rights of Agent or any Lender against Borrower or any other Person which may be obligated to Agent or any Lender by virtue of this Agreement; (b) takes any action with respect to the administration of Borrower's Liabilities or the Collateral, or to protect, collect, sell, liquidate or otherwise dispose of the Collateral; and/or (c) attempts to enforce or enforces Agent's security interest in the collateral, or any of Agent's or Lenders' rights or remedies against Borrower, the reasonable costs, fees and expenses incurred by Agent and Lenders in any manner or way with respect to the foregoing (including, without limitation, reasonable attorneys' fees and expenses) shall be part of Borrower's Liabilities, payable by Borrower to Agent and Lenders on demand.

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

                  5.2 This Agreement and all other Loan Documents will be governed by and interpreted in accordance with the internal laws of the State of Missouri, except to the extent superseded by Federal law. Invalidity of any provisions of this Agreement will not affect any other provision. BORROWER IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY MISSOURI STATE COURT OR ANY UNITED STATES OF AMERICA COURT SITTING IN THE EASTERN DISTRICT OF MISSOURI, EASTERN DIVISION, AS AGENT MAY ELECT, IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER AGREEMENTS. BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT TO SUCH SUIT, ACTION OR PROCEEDING MAY BE HELD AND DETERMINED IN ANY OF SUCH COURTS. BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH BORROWER MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, AND BORROWER FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. BORROWER HEREBY EXPRESSLY WAIVES ALL RIGHTS OF ANY OTHER JURISDICTION WHICH BORROWER MAY NOW OR HEREAFTER HAVE BY REASON OF ITS PRESENT OR SUBSEQUENT DOMICILES. BORROWER AUTHORIZES THE SERVICE OF PROCESS UPON BORROWER BY CERTIFIED MAIL SENT TO BORROWER AT ITS ADDRESS SET FORTH IN SECTION 10.08 OF THE LOAN AGREEMENT.

                  5.3 If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid or unenforceable, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected thereby, the provisions of this Agreement being severable in any such instance.

                  5.4 Agent's failure at any time or times hereafter to require strict performance by Borrower of any provision of this Agreement shall not waive, affect or diminish any right of Agent thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Agent of any Event of Default by Borrower under this Agreement shall not suspend, waive or affect any other Event of Default by Borrower under this Agreement, whether of the same or of a different type. None of the undertakings, agreements, representations, warranties or covenants of Borrower contained in this Agreement and no Event of Default by Borrower under this Agreement shall be deemed to have been suspended or waived by Agent unless such suspension or waiver is by an instrument in writing signed by an officer of Agent and directed to Borrower specifying such suspension or waiver.

                  5.5 This Agreement shall continue in full force and effect until Borrower's Liabilities and Borrower's Obligations are fully paid, performed and discharged. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of Borrower's Liabilities is rescinded or must otherwise be returned by Agent upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made. This Agreement shall be binding upon and inure to the benefit of Agent and Borrower and their respective heirs, executors, personal representatives, successors and assigns, except that Borrower may not assign or delegate any of its rights or obligations hereunder. Written notice to Borrower shall be to the address or addresses specified below.

                  5.6 No termination of this Agreement, the Loan Agreement or any of the Other Agreements shall in any way affect or impair the powers, obligations, duties, rights and liabilities of Borrower or Agent in any way or respect relating to (a) any transaction or event occurring prior to such termination, (b) any of the Collateral and (c) any of the undertakings, agreements, covenants, warranties and representations of Borrower contained in this Agreement, the Loan Agreement or any of the Other Agreements.

                  5.7 All covenants, warranties and representations contained herein shall be true as of the date hereof and shall survive the execution and delivery of this Agreement.

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

                  5.8 This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings (oral or written) relating to the subject matter hereof.

                  5.9 WAIVER OF JURY TRIAL. BY ITS SIGNATURE BELOW WRITTEN
                      --------------------
EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE OTHER AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by Borrower in favor of Agent as of the day and year first above written.

                                      Borrower:

                                      ALLEGIANT BANCORP, INC.

                                      By:
                                         ------------------------------------
                                      Printed Name:
                                                   --------------------------
                                      Title:
                                            ---------------------------------



ACCEPTED BY:

U.S. BANK NATIONAL ASSOCIATION,
formerly known as Firstar Bank, N.A., Agent

By:
   ------------------------------------
Printed Name:
             --------------------------
Title:
      ---------------------------------

Date: September 28, 2001

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                                  EXHIBIT A
                                  ---------

                          Description of Securities
                          -------------------------


1. 57 shares of the common stock of Allegiant Bank, a Missouri banking corporation, evidenced by Stock Certificate No(s). 2366 issued in the name of Allegiant Bancorp, Inc.

2. 30,000 shares of the common stock of The Bank of St. Charles County, a Missouri banking corporation, evidenced by Stock Certificate No(s). 6 and 14 issued in the name of Allegiant Bancorp, Inc.

3. 24,000 shares of the common stock of Bank of Ste. Genevieve, a Missouri banking corporation, evidenced by Stock Certificate No(s). 383, 398, and 401 issued in the name of Allegiant Bancorp, Inc.

4. 119,531 shares of the common stock of South Side National Bank of St. Louis, a national banking Association, evidenced by Stock Certificate No(s). 12399 issued in the name of Allegiant Bancorp, Inc.

5. 40,000 shares of the common stock of State Bank of Jefferson County, a Missouri banking corporation, evidenced by Stock Certificate No(s). 1255,
1257, 1261 and 1263 issued in the name of Allegiant Bancorp, Inc.